                                                                    EXHIBIT 23.2

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I William Arceneaux, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:                 /s/ WILLIAM
                                                     ARCENEAUX
                                                --------------------------------
                                                       William Arceneaux

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Dolores Cross, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:    /s/ DOLORES CROSS
                                                --------------------------------
                                                         Dolores Cross

Dated: April 3, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I David A. Daberko, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature: /s/ DAVID A. DABERKO
                                                    ----------------------------
                                                        David A. Daberko

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Thomas H. Jacobsen, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature: /s/ THOMAS H. JACOBSEN
                                                     ---------------------------
                                                       Thomas H. Jacobsen

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Ann Reese, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:      /s/ ANN REESE
                                                    ----------------------------
                                                           Ann Reese

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Lawrence Ricciardi, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature: /s/ LAWRENCE RICCIARDI
                                                     ---------------------------
                                                       Lawrence Ricciardi

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I John W. Spiegel, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ JOHN W. SPIEGEL
                                                    ----------------------------
                                                        John W. Spiegel

Dated: March 12, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I David J. Vitale, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ DAVID J. VITALE
                                                    ----------------------------
                                                        David J. Vitale

Dated: March 12, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Gale Duff-Bloom, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Post-Effective Amendment to the Registration Statement on Form S-4.

                                          Signature:   /s/ GALE DUFF-BLOOM
                                                    ----------------------------
                                                        Gale Duff-Bloom

Dated: June 9, 1997


     Ms. Duff-Bloom's consent is subject to ratification by the Board of Directors of J.C. Penney Company, Inc.

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Richard L. Huber, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Post-Effective Amendment to the Registration Statement on Form S-4.

                                          Signature: /s/ RICHARD L. HUBER
                                                     ---------------------------
                                                        Richard L. Huber

Dated: June 9, 1997